UNITED STATES

SEUCIRITES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 15a-6(e)(2))

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

LIFEQUEST WORLD CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

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Title of each class of securities to which transaction applies:

Common

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:    N/A

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Proposed Maximum Aggregate Value of Transaction:

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Total Fee Paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

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Date Filed

LIFEQUEST WORLD CORP.

1181 Grier Drive, Suite C, Las Vegas, NV 89119-3746

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 15, 2008

Dear Shareholders:

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Lifequest World Corp. (the “Company”) for use at the Company's annual meeting of Shareholders, to be held at 10:00 a.m., May 15, 2008, at the Company’s offices at 1181 Grier Drive, Suite C, Las Vegas, Nevada 89119-3746, and at any adjournment thereof (the “Meeting”).  Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon.  If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein.  The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting.  Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 1181 Grier Drive, Suite C, Las Vegas, NV 89119-3746, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company.  In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally.  The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals.  The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about April 25, 2008.

An annual meeting of shareholders of Lifequest World Corp., a Minnesota corporation (the "Company"), will be held on May 15, 2008, at 10:00 a.m. local time, at the Company’s offices at 1181 Grier Drive, Suite C, Las Vegas, Nevada 89119-3746, for the following purposes:

1.  To elect all members of the Board of Directors.

2.  To approve Carver Moquist & O’Connor, LLC as the Company’s independent auditors for the coming year;

3.  To approve a 2008 Stock Incentive Plan for Employees and Consultants approved by the Board of Directors.

4.  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 21, 2008, will be entitled to receive this Information Statement and notice of the Annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Anthony Carl Jurak

Anthony Carl Jurak, Chief Executive Officer

Signed at: Las Vegas, NV

Date:  April 16, 2008

LIFEQUEST WORLD CORP.

1181 GRIER DRIVE, SUITE C, LAS VEGAS, NV 89119-3746

INFORMATION STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 15, 2008

INTRODUCTION

This Information Statement is being furnished to the shareholders of Lifequest World Corp., a Minnesota corporation (the "Company"), to inform them of the annual meeting of shareholders.  This meeting (referred to herein as the "Annual Meeting") will be held May 15, 2008 at the Company’s offices at 1181 Grier Drive, Suite C, Las Vegas, Nevada 89119-3746, at 10:00 a.m. local time.  Only shareholders of record at the close of business on April 21, 2008 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Annual Meeting.  This Information Statement and the Notice of Annual Meeting are first being mailed to the Company's shareholders on or about October 13, 2006.

At the Annual Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1.  To elect all members of the Board of Directors.

2.  To approve Carver Moquist & O’Connor, LLC as the Company’s independent auditors for the coming year;

3.  To approve a 2008 Stock Incentive Plan for Employees and Consultants approved by the Board of Directors.

4.   To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The cost of printing and distributing this Information Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 1181 Grier Drive, Suite C, Las Vegas, NV 89119-3746.

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to ratify the adoption of a resolution by the Company's Board of Directors which allows the Company to issue shares of common stock at below net asset value is described below.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of two individuals: Anthony Carl Jurak and Roger Theriault.  The following names and background information are provided for all persons nominated to serve on the Company’s Board of Directors:

Name	Age	Position
Anthony Carl Jurak	70	Director, Chairman of the Board and Chief Executive Officer/Secretary
Roger Theriault	62	President, Director

Anthony Carl Jurak. Mr. Jurak is the founder of our company, and a director and Chairman of the Board and our Chief Executive Officer/Secretary. Mr. Jurak was also a co-chairman and secretary/treasurer for more than the five years of Matol Partners Corporation, terminating his position in February 1997, and since has worked primarily for us. While with Matol Partners Corporation, Mr. Jurak was in charge of finances and then committed his time to marketing and sales. Mr. Jurak has broad marketing and financial experience, including wholesale and retail companies.

Roger Theriault. Mr. Theriault is our President and a director. Mr. Theriault was also the director of national sales for Shaklee Canada from 1979 to 1984. During that time, he was primarily involved in marketing and sales and responsible for three regional sales managers and more than 100,000 distributors. Mr. Theriault was the founder of Nova Sante Pacific International where he worked from 1989 to 1994. Since 1995, he has been a consultant to Triple Gold (Ecuador), Radical Advance Technologies and CiDem (France).

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act:  As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company’s common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights:  Pursuant to the Minnesota statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF CARVER MOQUIST & O’CONNOR, LLC AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company’s Board of Directors has selected Carver Moquist & O’Connor, LLC to serve as the Company’s independent auditors for all audit work associated with the preparation of the Company’s financial statements during the year ending May 31, 2009.  The Board of Directors has determined that the Company’s auditors for the year ending May 31, 2009, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements.  The Company does not expect a representative of Carver Moquist & O’Connor, LLC to attend the Shareholder Meeting.

Audit Fees: The Company was billed $34,708 for the audit of its annual financial statements for the year ended May 31, 2007.

Financial Information Systems Design and Implementation Fees:  The Company has paid $_31,150___ for directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole.

All other fees:  Fees paid for services not previously described totaled:  $17,103.

No Dissenters' Rights:  Pursuant to the Minnesota Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of appointing Carver Moquist & O’Connor, LLC as the Company’s auditors until the next Annual Meeting.

STOCK COMPENSATION PLAN

The board of Directors has adopted a 2008 Stock Incentive Plan for Employees and Consultants (the “Plan”). The purpose of the Plan is to provide employees and consultants of Lifequest World Corp. and its subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of Lifequest World Corp. and its subsidiaries, to join the interests of employees and consultants with the interests of the shareholders of Lifequest World Corp. and to facilitate attracting and retaining employees and consultants of exceptional ability. The Plan is administered by the Board of Directors (the “Board”). The maximum number of shares which may be granted under the Plan shall be 5,000,000 shares in the aggregate of Common Stock of Lifequest World Corp. The initial and standard price per share of common stock to be issued directly shall be the fair market value per share, but may be changed in each case by the Board. If the share price is changed, the Board shall determine the share price no later than the date of the issuance of the shares and at such other times as the Board deems necessary. The Board shall have absolute final discretion to determine the price of the common stock under the Plan. In the absence of such specific determination, the share price will be the fair market value per share. Fair Market Value per share shall mean, if there is an established market for the Company's common stock on a stock exchange, in an over-the-counter market or otherwise, the closing bid price of the Company's stock for the trading day which is the valuation date.

As of the date of this report, the Board has not determined any benefits or the number of shares its executive officers will receive from the 2008 Stock Incentive Plan for Employees and Consultants.

No Dissenters' Rights:  Pursuant to the Minnesota Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of adopting the 2008 Stock Incentive Pan for Employees and Consultants..

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting.  If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

Common Stock

The Company’s Articles of Incorporation authorize the issuance of 150,000,000 shares of common stock, with a par value of $0.001 per share, of which 40,478,830 shares are issued and outstanding as of the date of this statement.

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the shareholders. Holders of common stock have no cumulative voting rights.

The Company does not currently anticipate paying any dividends on its common stock.  In the event of a liquidation, dissolution or winding up of LifeQuest World Corporation, the holders of shares of common stock are entitled to share pro-rata all assets remaining after payment in full of all liabilities, subject however, to any rights of the shareholders of preferred shares issued and outstanding at the time of such liquidation, dissolution or winding up of the Company.  Holders of common stock have no preemptive rights to purchase our common stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the common stock.

Options

As of the date hereof, the Company has not issued any options.

Warrants

There are no warrants currently issued and outstanding.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 1, 2008, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 1181 Grier Drive, Suite C, Las Vegas, NV 89119

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Common	Anthony C. Jurak (1) (2) Chief Executive Officer/ Secretary, Chairman of the Board, Director	16,564,769	40.92%
Common	Roger Theriault (1) (3) (4) President, Director	2,365,401	5.84%
Common	Executive Officers/Directors as a group	18,930,170	46.76%

(1) The address for all management is 1181 Grier Drive, Suite C, Las Vegas, Nevada 89119.

(2) 9,837,284 shares held by Jurak Holdings Limited, 4478 97th Street, Edmonton, Alberta, Canada T6E 5R9, of which Anthony Jurak is the sole beneficiary.

(3) 1,153,532 shares held in trust by Ameritrade Inc FBO Bentley Group of Nevada LLC, c/o 1181 Grier Drive, Suite C, Las Vegas, Nevada 89119, of which Roger Theriault is the sole beneficiary.

(4) 1,195,202 shares held in trust by Ameritrade Inc FBO Seabreeze Group LLC, c/o 1181 Grier Drive, Suite C, Las Vegas, Nevada 89119, of which Roger Theriault is the sole beneficiary.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

During fiscal years ended May 31, 2007 and 2006, certain officers were compensated for their role as executive officers. As of the date of this Annual Report, we do not have any stock option, pension, annuity, insurance, profit sharing or similar benefit plans. Executive compensation is subject to change concurrent with our requirements. We do not have employment agreements with any of our officers.

Generally, our directors do not receive salaries or fees for serving as directors nor do they receive any compensation for attending meetings of the Board of Directors. However, we may adopt a director compensation policy in the future. We do not currently have any standard arrangement pursuant to which our directors are compensated for services provided as a director or for committee participation or special assignments. Directors are, however, entitled to reimbursement of expenses incurred in attending meetings.

SUMMARY COMPENSATION TABLE

Compensation

We do not currently have a compensation committee. Compensation decisions are made from time-to-time by our Board of Directors with no established policies or formulas. The following table sets forth the compensation received by the officers of the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Comp. ($)	Nonqual. Deferred Comp. Earnings. ($)	All Other Comp. ($)	Total ($)
Anthony Jurak Chief Executive Officer/ Secretary, Chairman of the Board, Director	2007 2006	$57,188 $56,787	Nil Nil	Nil Nil	None None	None None	Nil Nil	Nil Nil	$57,188 $56,787
Roger Theriault President, Director	2007 2006	$50,248 $49,216	Nil Nil	Nil Nil	Nil Nil	None None	Nil Nil	Nil Nil	$50,248 $49,216
Maria J. Guedes Vice President, Assistant Secretary	2007 2006	$67,708 $65,208	$10,000 Nil	$175,000(1) Nil	Nil Nil	None None	Nil Nil	Nil Nil	$252,708 $65,208

(1)  In November 2007, these shares were cancelled and returned to treasury.

Stock Options/SAR Grants In Fiscal Year Ended May 31, 2007

As of the date of this Annual Report, we do not have a stock option plan in effect. The following reflects the information for fiscal year ended May 31, 2007 regarding stock options. No stock options were granted in the current fiscal year or any previous fiscal years.

Long Term Incentive Plan ("LTIP") Awards Table

We have no long-term incentive plans in place and therefore there were no awards made under any long-term incentive plan to any of the above executive officers during fiscal year ended May 31, 2007.

EMPLOYMENT AGREEMENTS

As of the date of this Annual Report, we do not have any employment agreements with our executive officers, but we intend to enter into such agreements with our senior executive officers in the future.

BOARD OF DIRECTORS – COMMITTEES

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The audit committee operates under a written charter adopted by the Board of Directors during June 2004. As of the date of this Statement, Anthony Jurak has been appointed to our audit committee. Mr. Jurak is not "independent" within the meaning of Rule 10A-3 under the Exchange Act. The Board of Directors has determined that there is not a financial expert serving on the audit committee. We are currently involved in appointing a financial expert to the audit committee, but haven't finalized such appointment as of the date of this Annual Report.

The audit committee's primary function is to provide advice with respect to our financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, and legal compliance. The audit committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor our financial reporting process and internal control system; (ii) review and appraise the audit efforts of our independent accountants; (iii) evaluate our quarterly financial performance as well as our compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management, and the Board of Directors.

2007 Committee Meetings

During the fiscal year ended May 31, 2007, the Board of Directors met approximately three (3) times. Each director attended at least 100% of the total number of meetings of the Board and committees on which he or she served.

The Company’s common stock trades on the OTC Bulletin Board under the symbol LQWC.  Thus, LQWC is not subject to NASDAQ audit committee requirements.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission.  Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street NE, Washington, D.C. 20549, at prescribed rates.  Please call the Commission at (800) SEC-0330 for further information.  Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov.  Any shareholder may also receive a copy of any report by contacting the Company by mail at 1181 Grier Drive, Suite C, Las Vegas, NV 89119-3746. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience.  Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company.  Proxies may be returned via regular mail or facsimile to the Corporate offices at 1181 Grier Drive, Suite C, Las Vegas, NV 89119-3746, fax number (702) 914-9625.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting.  Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein.  Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company’s Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against.  Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal.  Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED:  April 16, 2008

By the Order of the Board of Directors

/s/ Anthony Jurak

Chairman of the Board

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

LIFEQUEST WORLD CORP.

TO BE HELD MAY 15, 2008

By completing and returning this proxy to Lifequest World Corp. (the “Company”), you will be designating Anthony Carl Jurak, the Chief Executive Officer of the Company, to vote all of your shares of the Company's common stock as indicated below.  Proxies may be returned via regular mail or facsimile to the Corporate offices at 1181 Grier Drive, Suite C, Las Vegas, NV 89119-3746, fax number (702) 914-9625.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy.  Please sign exactly as your name appears on your stock certificate(s).  Joint owners should both sign.  If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company.  The proposals to be voted on is not related to or conditioned on the approval of any other matter.  You may revoke this proxy at any time prior to the vote thereon.

As of April 21, 2008, which is the record date for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting.  If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted “For” each Proposal.  Unless indicated below, by completing and signing this proxy, the stockholder grants to Anthony Carl Jurak the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

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Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS.  Shall the following be elected to the Board of Directors until the next Annual Meeting of shareholders:

YES

NO

ABSTAIN

Anthony Carl Jurak

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_____

_____

Roger Theriault

_____

_____

_____

PROPOSAL 2 – APPOINTMENT OF CARVER MOQUIST & O’CONNOR, LLC AS AUDITORS.  Shall Carver Moquist & O’Connor, LLC be appointed as independent auditors for the Company:

YES

NO

ABSTAIN

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_____

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PROPOSAL 3 –   APPROVAL OF 2008 STOCK INVENTIVE PLAN FOR EMPLOYEES AND CONSULTANTS

Shall the Company’s 2008 Stock Incentive Plan be approved?

YES

NO

ABSTAIN

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___________________________________ ____________________________________

Shareholder Signature

Shareholder Signature

Printed Name:______________________

Printed Name:________________________

Number of Shares: _________________